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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       September 29, 2000
                                                -------------------------------


                            Digital Lightwave, Inc.
                            -----------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   000-21669                  95-4313013
          --------                   ---------                  ----------
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)


                   15550 Lightwave Drive, Clearwater FL 33760
                   ------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code        (727) 442-6677
                                                  -----------------------------




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ITEM 5.  OTHER EVENTS.

         On September 29, 2000 the Company held its annual meeting of stockholders in Clearwater, Florida. Five directors were elected to the board of directors. Four of the directors were nominated by the Company's nominating committee. Additionally, the Company's majority stockholder, Dr. Bryan J. Zwan, nominated Gerald A. Fallon, who also was elected to the Company's board. Mr. Fallon is executive vice president and manager of Capital Markets for KeyBank, NA and senior managing director of Capital Markets for McDonald Investments Inc. The Company also announced that its proposed Amended and Restated 1996 Stock Option Plan was not approved by stockholders.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial statements of businesses acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.



         NUMBER                  DESCRIPTION
         ------                  -----------

         99.1     Press Release of Digital Lightwave, Inc. dated
                  September 29, 2000.



                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


October 3, 2000                           Digital Lightwave, Inc.


                                          /s/  Steven Grant
                                          -------------------------------------
                                               Steven Grant
                                               Chief Financial Officer


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                                 EXHIBIT INDEX



Number                            Description                              Page
------                            -----------                              ----

99.1              Press Release of Digital Lightwave, Inc.
                  dated September 29, 2000.